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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                              Dated April 10, 2006

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000




[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))




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Item 8.01        Other Events

     On April 10, 2006, Zale Corporation issued a press release announcing that it has received notice from the Securities and Exchange Commission (the "SEC") that the SEC is conducting a non-public investigation relating to various accounting and other matters related to the Company, including accounting for extended service agreements, leases, and accrued payroll. Subpoenas issued in connection with the investigation request materials relating to these accounting matters as well as to executive compensation and severance, earnings guidance, stock trading, and the timing of certain vendor payments. A copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

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                                  EXHIBIT INDEX
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99.1              Press Release of Zale Corporation issued April 10, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




               ZALE  CORPORATION
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               Registrant


Date:    April 10, 2006                             By:   /s/  Mark R. Lenz
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                                                    Mark R. Lenz
                                                    Group Senior Vice President,
                                                    Chief Financial Officer
                                                    (principal financial officer
                                                    of the Registrant)




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